                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2006
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                               AmCOMP Incorporated
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             (Exact name of registrant as specified in its charter)

          Delaware                000-51767                      65-0636842
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(State or other jurisdiction      Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)

701 U.S. Highway One, North Palm Beach, Florida                    33408
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    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written  communications  pursuant to Rule 425 under the  Securities
Act (17 CFR 230.425)

         |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      OTHER EVENTS.

         As previously announced by the Registrant, on August 10, 2006, an employee of the Registrant expressed reservations about the thoroughness of disclosures made by the Registrant to its independent auditors. On the following day, the Chairman of the Registrant's Audit Committee commenced an investigation of the employee's statement, which included personal interviews with the employee, senior management and other employees performing accounting functions.
Subsequently, the Chairman of the Audit Committee engaged independent counsel
("the Special Counsel") to assist him in his investigation.

         Special Counsel began its investigation on August 17, 2006. The investigation included interviews conducted over a period of six days and a review of certain of the Registrant's policies and procedures, documentation concerning accounting practices and procedures and employment and personnel files. Special Counsel concluded that no information or evidence obtained by it in the course of its investigation suggested that any of the financial information contained in the financial statements of the Registrant was materially inaccurate. There were no assertions made by employees of the
Registrant to Special Counsel that the financial statements, either past or present, were incorrect or misleading. Special Counsel determined that no express or implicit policy of the Registrant existed, the purpose of which was to limit information provided to or to deceive the Registrant's independent auditors concerning matters related to the preparation of the Registrant's financial statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMCOMP INCORPORATED

Dated: September 27, 2006                   By: /s/ Kumar Gursahaney
                                                --------------------------------
                                                Name: Kumar Gursahaney
                                                Title: Senior Vice President and
                                                       Chief Financial Officer